EXHIBIT 32

CERTIFICATIONS PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of United-Guardian, Inc. (the "Company") on Form 10-Q for the quarterly period ended September 30, 2013, as filed with the Securities and Exchange Commission (the "Report"), I, Kenneth H. Globus, President and Principal Executive Officer of the Company, and I, Robert S. Rubinger, Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 7, 2013                                By:   /s/ Kenneth H. Globus
Kenneth H. Globus
President & Principal Executive Officer

By:  /s/ Robert S. Rubinger
Robert S. Rubinger
Chief Financial Officer